UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008

AmeriCredit Corp.

Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On September 3, 2008, AmeriCredit Financial Services, Inc. (“AmeriCredit”), a wholly owned subsidiary of AmeriCredit Corp., entered into an amendment to the transaction documents concerning its AmeriCredit PNP Warehouse Trust warehouse credit facility with each lender party thereto and JPMorgan Chase Bank, N.A., as administrative agent for the lenders. Under this facility, AmeriCredit sells eligible receivables consisting of prime credit or near-prime credit receivables to a special purpose subsidiary, which in turn pledges the receivables as collateral to secure borrowings under the facility. The amendment decreased the facility limit from $1,120 million to $450 million, which reflects AmeriCredit Corp.’s previously announced reduction in originations for prime credit and near-prime credit receivables. The amendment also extended the commitment termination date to September 2, 2009 and made certain technical amendments that are not material. The description of the amendment is a summary and does not purport to be complete, and is qualified in its entirety by reference to the copy of the amendment attached as Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.

Affiliates of JPMorgan Chase Bank, N.A. have also performed investment banking and advisory services to AmeriCredit from time to time to which they have received customary fees and expenses.

Item 9.01	Financial Statements and Exhibits

Exhibit

99.1	Omnibus Amendment No. 7 to the Sale and Servicing Agreement, the Indenture and Class A Note Purchase Agreement, dated September 3, 2008, among AmeriCredit PNP Warehouse Trust, as Issuer, AmeriCredit Funding Corp. IX, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Trust Collateral Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, the Class A Purchasers that are parties to the Class A Note Purchase Agreement and the agents that are parties to the Class A Note Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: September 8, 2008	By:	/s/ CHRIS A. CHOATE
Chris A. Choate
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Omnibus Amendment No. 7 to the Sale and Servicing Agreement, the Indenture and Class A Note Purchase Agreement, dated September 3, 2008, among AmeriCredit PNP Warehouse Trust, as Issuer, AmeriCredit Funding Corp. IX, as a Seller, AmeriCredit Financial Services, Inc., as a Seller and as Servicer, Wells Fargo Bank, National Association, as Backup Servicer, Trustee and Trust Collateral Agent, JPMorgan Chase Bank, N.A., as Administrative Agent, the Class A Purchasers that are parties to the Class A Note Purchase Agreement and the agents that are parties to the Class A Note Purchase Agreement